EXHIBIT 10.1

COMMERCIAL PAPER AGENCY AGREEMENT (PHYSICAL NOTES AND DTC)

AGENCY AGREEMENT dated as of December 21, 1994 between Leggett & Platt, Incorporated (hereinafter referred to as “Customer”) and The Chase Manhattan Bank, N.A. (hereinafter referred to as “Chase”).

Customer hereby authorizes and requests that Chase act as Customer’s agent in connection with Customer’s promissory notes in the form of commercial paper (“Notes”), including Book-entry Notes and Physical Notes (as such terms are defined herein), which Customer may deliver to Chase from time to time hereunder, on the following terms:

§1.     The following definitions apply whenever the specified terms are used in this Agreement:

“Account” shall have the meaning specified in §6 hereof.

“Authorized Persons” shall have the meaning specified in §2 hereof.

“Authorized Signer” shall have the meaning specified in §2 hereof.

“Book-entry Note” shall mean a Note not issued in physical form, evidenced as part of the appropriate Master Note (as hereinafter defined), and as to which Chase shall transmit issuance/delivery instructions to DTC (as hereinafter defined). A Book-entry Note may be issued either at a discount from the face value to be paid at maturity or at face value with interest to be added at maturity.

“Discount Commercial Paper Master Note” or “Discount Master Note” shall mean the certificate representing 100% of the principal amount of Customer’s Book-entry Notes payable to Cede & Co. (as nominee of DTC), issued at a discount from the face value to be paid at maturity, bearing the manual or facsimile signature of an Authorized Signer, registered in the name of Cede & Co., and unavailable for transfer to the beneficial owners thereof. Unless otherwise agreed by the parties in writing, the Discount Master Note shall be in the form of Exhibit A hereto.

“DTC” shall mean The Depository Trust Company, a securities depository having an address at 55 Water Street, New York, New York 10041-0099, and which is a “clearing agency” under the Securities Exchange Act of 1934, as amended.

“Interest Added-At-Maturity Commercial Paper Master Note” or “IAM Master Note” shall mean the certificate representing 100% of the principal amount of Customer’s Book-entry Notes payable to Cede & Co. (as nominee of DTC), issued at face value with interest to be added at maturity, bearing the manual or facsimile signature of an Authorized Signer, registered in the name of Cede & Co., and unavailable for transfer to the beneficial owners thereof. Unless otherwise agreed by the parties in writing, the IAM Master Note shall be in the form of Exhibit A-1 hereto.

“Letter of Representations” shall mean the letter of representations, in the form of Exhibit B hereto, signed by Chase and Customer, and addressed to DTC.

“Master Notes” shall mean the Discount Master Note and the IAM Master Note.

“Missing Notes” shall have the meaning specified in §2 hereof.

“Physical Notes” shall have the meaning specified in §2 hereof.

§2.     A physical note (“Physical Note”) is any Note delivered by Customer to Chase in bearer form, with the amount, date of issue, maturity date, place of payment (if not printed thereon), and rate or amount of interest (if such Physical Note is interest-bearing) left blank, and which shall be signed on Customer’s behalf by two “Authorized Signers.” An Authorized Signer shall be any one of the persons named below and any other person whose name is furnished to Chase hereafter by an Authorized Signer, each of whom shall be authorized to execute and deliver Notes to Chase hereunder. Instructions relating to the completion and issuance of Notes and any other action on Customer’s behalf hereunder shall be given to Chase from time to time by “Authorized Persons.” An Authorized Person shall be any one of the persons named below and any other person whose name is furnished to Chase hereafter by an Authorized Signer. Physical Notes shall be numbered consecutively and may bear such other identification as Customer may deem appropriate. Deliveries of Physical Note stock shall be made to Chase from time to time. Chase shall count and verify each such delivery under its normal control procedures. In the event that Chase determines that one or more Physical Notes are missing from a given delivery, Chase shall promptly so advise Customer and shall designate the same on Chase’s books as missing notes (“Missing Notes”). In no event shall Chase make payment on any Missing Note; provided that, if Customer advises Chase that Customer has recovered any Missing Note(s), Chase shall delete such designation upon delivery of such Missing Note(s) to Chase by Customer or Customer’s designated representative, and such Missing Note shall thereupon be a Physical Note. Except to the extent that Chase has made a prohibited payment on a Missing Note, Customer shall indemnify Chase in connection therewith in accordance with the provisions of §10 hereof.

Furnished herewith are specimen signatures for the initial Authorized Signers listed below, and Customer shall furnish Chase with specimen signatures for any other Authorized Signers at the same time Customer furnishes their names to Chase.

Name and Title	Signature

Michael A. Glauber, Senior Vice President	/s/ Michael A. Glauber

Susan S. Higdon, Treasurer	/s/ Susan H. Higdon

J. Richard Calhoon, Assistant Treasurer	/s/ J. Richard Calhoon

The following is a list of the initial Authorized Persons who may issue instructions to Chase hereunder and take other action on Customer’s behalf as described herein:

Name	Title

Michael A. Glauber	Senior Vice President

Susan S. Higdon	Treasurer

J. Richard Calhoon	Assistant Treasurer

§3.     Chase shall maintain in safekeeping on behalf of Cede & Co. as registered owner thereof, the Master Notes. As long as Cede & Co. is the registered owner of the Master Notes, the beneficial ownership interests therein shall be shown on, and the transfer of ownership thereof shall be effected through, entries in the books maintained by DTC and the books of its direct and indirect participants. Chase shall not be responsible for sending transaction statements to DTC’s participants or to beneficial owners or for maintaining, supervising or reviewing the records of DTC or its participants. Master Notes and Book-entry Notes shall be subject to DTC’s rules and procedures in effect at the time of the issuance of such Notes and as the same may be amended from time to time. Customer shall cooperate with Chase in assuring compliance with such rules and procedures. In connection with the DTC book-entry program, Customer understands that as one of the conditions of its participation therein it shall be necessary for Chase and Customer to execute the Letter of Representations and for DTC to receive and accept the same.

§4.    With respect to Physical Notes, upon Chase’s receipt of instructions from any person believed in good faith by Chase to be an Authorized Person, Chase shall: (A) complete a Physical Note as to amount, date of issue, maturity date (which shall be not more than 270 days after the date of issue), place of payment (if not printed thereon), and rate or amount of interest (if such Physical Note is interest bearing) in accordance with such instructions; (B) authenticate the Physical Note by having any officer or other person designated by Chase for that purpose countersign it; and (C) deliver the Physical Note in accordance herewith to or for the account of the person designated in such instructions to receive such Physical Note (hereinafter sometimes called the “purchaser”).

Whenever Chase is instructed to deliver without payment any Physical Note by mail, Chase shall strike from the Physical Note the word “Bearer,” insert as payee the name of the person so designated in Customer’s instructions and effect delivery by uninsured, registered mail to such payee or to such other person as is specified in such instructions to receive such Physical Note.

Chase may complete, authenticate and deliver any Physical Note hereunder bearing or purporting to bear the facsimile signature of any Authorized Signer, regardless of by whom or by what means the actual or purported facsimile signature may have been affixed thereto, if such facsimile signature resembles the facsimile specimen of such Authorized Signer furnished to Chase hereunder. Chase may complete, authenticate and deliver any Physical Note hereunder even though the person who signed such Physical Note thereafter ceases to be an Authorized Signer for purposes of this Agreement.

Chase’s countersignature of any Physical Note hereunder shall be for authentication purposes only and neither Chase nor any person countersigning or otherwise completing Physical Notes on Chase’s behalf shall have any liability in respect of any Physical Note.

§5.    With respect to Book-entry Notes, upon Chase’s receipt of instructions from any person believed in good faith by Chase to be an Authorized Person, Chase shall transmit issuance/delivery instructions to DTC concerning such Note, which instructions shall state the amount, maturity date (which shall not be more than 270 days after the date of issue), the rate or amount of interest (if such Note is interest-bearing), and direct DTC to deliver the Note as Customer shall instruct Chase (it being understood that such delivery shall be accomplished by book-entry on the books of DTC and its participants).

§6.     Except as expressly provided in the second paragraph of §4 hereof, whenever Customer instructs Chase to deliver any Physical Note hereunder, Chase is authorized to deliver such Physical Note against a receipt for delivery given by the purchaser designated in our instructions in lieu of actual payment, but Chase shall not be responsible for the form or content of such receipt. Customer agrees that such authorization can be modified only with Chase’s prior written consent. Customer understands that under the custom of the commercial paper market the purchaser is committed to settle in immediately available funds at or before the close of business on the same day on which the purchaser receives the Physical Note by making payment to Chase for Customer’s account.

Chase shall have no liability whatsoever if: (i) the purchaser to whom delivery of any Physical Note is made delays or fails to pay therefor, in whole or in part, for any reason; (ii) any DTC participant purchasing a Book-entry Note fails to settle or delays in settling its balance with DTC; or (iii) DTC fails to perform in any respect.

Chase shall credit any funds received by Chase in payment for any Note to such ordinary deposit account of Customer with Chase (each such account hereinafter sometimes called an “Account”) as Customer shall advise Chase in writing from time to time; provided that, with respect to Book-entry Notes, Customer acknowledges that the crediting of funds in connection therewith shall be contingent upon the occurrence of net settlement by DTC in accordance with its net settlement procedures. Customer’s Accounts with Chase are subject to Chase’s account conditions as amended from time to time, receipt of a copy of which is hereby acknowledged. In the event of a conflict between this Agreement and such account conditions, this Agreement shall govern.

If Customer requests that Chase (which request may be made by telephone) to transfer the proceeds of the issuance of any Note to another bank for Customer’s account on the day of such issuance, in order to assure availability of the funds to Customer on such day, it may be necessary for Chase to effect such transfer by wire in immediately available funds prior to actual receipt by Chase of such proceeds. In such circumstances, Customer authorizes Chase to make a wire transfer of funds in accordance with such instructions and to simultaneously debit any Account in the amount so transferred pursuant to §8 hereof. Notwithstanding the foregoing, Chase shall have no obligation to effect any credit or make any transfer in respect of the proceeds of the issuance of any Note until Chase has actually received such proceeds in collected funds and such receipt is not subject to reversal or cancellation. Such transfers shall be pursuant to the agreement between Chase and Customer specifying certain security procedures.

§7.     If Chase is designated as the place of payment of any Note, Chase is authorized and ordered for Customer’s account to pay the principal amount of such Note upon its maturity, together with any interest as set forth on the face thereof (or, if only a rate of interest is stated thereon, as calculated by Chase to the date of maturity), upon physical or electronic presentment thereof to Chase, regardless of whether such Note was duly authorized by all necessary corporate action, provided, however, that Chase shall have no obligation to Customer or to the holder of any Note or to DTC to make credit available for the purpose of effecting payment on any Note.

§8.     Chase is authorized at any time to charge any Account in the amount required for any payment by Chase on Customer’s behalf in respect of any Note or for any other amount due and payable by Customer hereunder. Chase shall have no obligation to pay any Note that would result in an overdraft to an Account. In the event that Chase, in its sole discretion, pays a Note in excess of the available collected balance in Customer’s Account, the deficiency shall be treated in accordance with and subject to Chase’s customary banking practices with respect to overdrafts (including the imposition of interest, funds usage charges and administrative fees). Chase shall advise Customer of the amount of such deficiency and (if applicable) such rate of interest not later than two business days following the date such deficiency arises, provided that Chase’s failure to so advise Customer shall not affect in any way Customer’s obligation to pay such amounts.

§9.     Chase shall pay the interest (if any) and principal on a given Book-entry Note to DTC in immediately available funds, which payment, shall be by net settlement of Chase’s account on the books of DTC. In the event that the full principal amount and interest, if any, stated thereon to be due and owing with respect to a given Book-entry Note is not available in Customer’s Account by Chase’s established cut-off time (presently 2:45 P.M. on the maturity date of such Book-entry Note), Chase may, in its sole discretion, advise DTC that Chase shall refuse payment on such Book-entry Note. If Chase elects not to so notify DTC and instead extends credit to Customer to enable Customer to make such payment, such extension of credit shall be treated as would any other extension of credit described in §8 hereof.

§10.     Customer hereby indemnifies Chase and Chase’s directors, officers, employees and agents against, and hold Chase and them harmless from, any and all claims, liability, losses, damages, costs and expenses of any nature (including reasonable attorneys’ fees and expenses), arising out of, or in connection with Chase’s or their performance under this Agreement, excluding only claims, liability, losses, damages, costs and expenses arising out of Chase’s or their gross negligence or willful misconduct. In no event shall Chase be considered negligent in consequence of complying with DTC’s rules and procedures.

§11.     Customer hereby represents and warrants to Chase, which shall be a continuing representation and warranty, that the execution, delivery and performance of this Agreement (including Chase’s appointment as Customer’s agent for the purposes stated herein) and any Note which Customer shall instruct Chase to complete, authenticate and deliver on Customer’s behalf hereunder have been duly authorized by all necessary corporate action, have received any necessary governmental approvals, shall constitute Customer’s legal, valid and binding obligations, and do not and shall not violate any provision of law or Customer’s charter or by-laws or result in the breach of or constitute a default or require any consent under any agreement or instrument to which Customer is a party and that all Notes, when issued, shall be exempt from the registration requirements under the Securities Act of 1933, as amended, by virtue of Section 3(a)(3) or other exemptive provisions thereof, and from registration pursuant to applicable state securities (“Blue Sky”) laws. Furnished herewith is a certified copy of the resolution(s) of Customer’s board of directors regarding such authorization and such resolution(s) are unchanged and in full force and effect, and Customer shall furnish Chase with such other documents, including opinions of counsel, and information as Chase may reasonably request from time to time in connection with this Agreement.

§ 12.     In acting under this Agreement Chase shall be required to perform only such duties as are expressly set forth in this Agreement. No implied covenants or obligations on Chase’s part shall be read into this Agreement and in particular Chase shall be under no obligation at any time to make any inquiry into, or disclose to Customer any information which is or may hereafter come into Chase’s possession regarding any person to whom Customer has instructed Chase to deliver any Physical Note or who has purchased any Book-entry Note or who is entitled to receive payment in respect of any Note as holder thereof or such person’s credit standing or financial condition. Chase shall not be required to ascertain whether the issuance of any Note (or any amendment or termination of this Agreement) has been duly authorized or is in compliance with any other agreement to which Customer is a party (whether or not Chase is also a party to such other agreement). Neither Chase nor any of its officers, employees or agents shall be responsible for any act taken or not taken by Chase or them pursuant to this Agreement, in the absence of Chase’s or their gross negligence or willful misconduct, nor shall Chase be responsible for any act or omission, or for the solvency, of DTC. In no event shall Chase be liable to Customer under this Agreement for any indirect, consequential or special damages.

§13.     Except as otherwise expressly provided herein, all instructions, notices, funds transfer requests and other communications hereunder shall be in writing, personally delivered or sent by regular mail, telex, or facsimile transmission to the receiving party at the address following such party’s signature below, and shall be deemed given when received. Instructions for the issuance of Notes hereunder may also be given by telephone or transmitted electronically through (if applicable) the Commercial Paper Issuance Module of Chase’s InfoCash MicroStation System or by any other electronic means or instruction system acceptable to Chase, and such instructions shall be deemed given when received by Chase. Because such instructions will be executed by Chase upon receipt, in the event of any discrepancy between a written confirmation subsequently sent by Customer and the original instruction, such confirmation will be of no effect and Customer’s original instruction will govern and control. However, in the event that Customer advises Chase of an error in Customer’s original instruction, Chase shall endeavor to amend, cancel or otherwise adjust the original instruction in accordance with Customer’s request, to the extent reasonably possible. Chase shall incur no liability in taking or omitting to take any action upon any instructions given in the foregoing manner which Chase believes to have been given by an Authorized Person or if such instructions are received in good faith in accordance with any security procedures agreed upon by Chase and Customer or any other agreements Customer may have with Chase regarding the acceptance of such instructions, and Chase shall have no further obligation to verify or inquire into any matters pertaining to any such instructions.

§ 14.     Customer shall pay such compensation for Chase’s services pursuant to this Agreement as Chase shall establish from time to time and advise Customer in writing and shall reimburse Chase for any amounts Chase is required to pay in connection with overdrafts in Customer’s Accounts created pursuant to §§8 and 9 hereof. In addition to the foregoing, the amount of all fees and charges assessed by DTC against Chase in connection with Book-entry Notes and Master Notes shall be reimbursed by Customer.

§ 15.     This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein and supersedes and cancels any and all prior agreements, representations or statements, written or oral, of either party with respect thereto. In no event shall Chase be liable for any failure or delay in the performance of its obligations hereunder because of circumstances beyond Chase’s control, including, but not limited to, acts of God, flood, war (whether declared or undeclared), terrorism, fire, riot, strikes or work stoppage for any reason, embargo, government action, including any laws, ordinances, regulations or the like which restrict or prohibit the providing of the services contemplated by this Agreement, inability to obtain material, equipment or communications facilities, or the failure of equipment or interruption of communications facilities, and other causes whether or not of the same class or kind as specifically named above. This Agreement may not be amended except in a writing executed by the party to be bound. In the event that one or more provisions of this Agreement are held invalid, illegal or unenforceable in any respect or on the basis of any particular circumstances, the validity, legality and enforceability of such provision or provisions under other circumstances and of the remaining provisions shall not in any way be affected or impaired. No failure or delay on the part of either party in exercising any power or right under this Agreement shall operate as a waiver, nor does any single or partial exercise of any power or right preclude any other or further exercise, or the exercise of any other power or right. No waiver by a party of any provision of this Agreement, or of any breach or default, shall be effective unless in writing and signed by the party against whom the waiver is to be enforced.

§ 16.     This Agreement may be terminated at any time by either party effective upon receipt by the other party of written notice of such termination or upon such other date specified in such written notice. Upon termination Chase shall return to Customer any

Physical Notes then held in safekeeping by Chase in accordance with any instructions from Customer with respect to same. No such termination shall, however, affect a party’s responsibilities arising hereunder prior to such termination. The provisions of §10 hereof shall survive the termination of this Agreement.

§ 17.    Either party hereto may electronically record any or all telephonic conversations between the parties hereto and any such tape recordings may be submitted in evidence to any court or in any legal proceeding for the purpose of establishing any matters pertinent hereunder.

§ 18.    This Agreement shall be governed by and construed in accordance with the law of the State of New York, without regard to conflict of laws.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.

LEGGETT & PLATT, INCORPORATED

By:	/s/ Michael A. Glauber

Title:	Senior Vice President

Notice Address:

Leggett & Platt, Incorporated
No. 1 Leggett Road
Carthage, Missouri 64836

ACCEPTED AND AGREED:

THE CHASE MANHATTAN BANK, N.A

By:	/s/ Lucy A. Soltis

Title:	Second Vice President

Notice Address:

The Chase Manhattan Bank, N.A.
1 Chase Manhattan Plaza
New York, New York 10081

Attention: Commercial Paper Operations

EXHIBIT A

DISCOUNT NOTES

COMMERCIAL PAPER MASTER NOTE

December 21, 1994

(Date of Issuance)

Leggett & Platt, Incorporated (the “Issuer”), a corporation organized and existing under the laws of the State of Missouri, for value received, hereby promises to pay to Cede & Co. or registered assigns on the maturity date of each obligation identified on the records of the Issuer (which records are maintained by The Chase Manhattan Bank, N.A. [the “Paying Agent”]) the principal amount for each such obligation. Payment shall be made by wire transfer to the registered owner from the Paying Agent without the necessity of presentation and surrender of this Master Note.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS

OF THIS MASTER NOTE SET FORTH ON THE REVERSE HEREOF.

This Master note is a valid and binding obligation of the Issuer.

Leggett & Platt, Incorporated
(As Guarantor)	(As Issuer)

By:		By:	/S/ MICHAEL A. GLAUBER
	(Authorized Officer’s Signature)		(Authorized Officer’s Signature)

Michael A. Glauber, Senior Vice President
(Print Name and Title)	(Print Name and Title)

At the request of the registered owner, the Issuer shall promptly issue and deliver one or more separate note certificates evidencing each obligation evidenced by this Master Note. As of the date any such note certificate or certificates are issued, the obligations which are evidenced thereby shall no longer be evidenced by this Master Note.

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto

(Name, Address and Taxpayer Identification Number of Assignee)

the Master Note and all rights thereunder, hereby irrevocably constituting and appointing                                  Attorney to transfer said Master Note on the books of the Issuer with full power of substitution in the premises.

Dated:
(Signature)
Signature(s) Guaranteed:

NOTICE: The signature on this assignment must correspond with the name as written upon the face of this Master Note, in every particular, without alteration or enlargement or any change whatsoever.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

EXHIBIT A-1

INTEREST ADDED AT MATURITY NOTES

COMMERCIAL PAPER MASTER NOTE

December 21, 1994
(Date of Issuance)

Leggett & Platt, Incorporated (the “Issuer”), a corporation organized and existing under the laws of the State of Missouri, for value received, hereby promises to pay to Cede & Co. or registered assigns on the maturity date of each obligation identified on the records of the Issuer (which records are maintained by The Chase Manhattan Bank, N.A. [the “Paying Agent”]) the principal amount and the interest thereon at the rate of interest, from and including the dated date, for each such obligation. Payment shall be made by wire transfer to the registered owner from the Paying Agent without the necessity of presentation and surrender of this Master Note.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS

OF THIS MASTER NOTE SET FORTH ON THE REVERSE HEREOF.

This Master note is a valid and binding obligation of the Issuer.

Leggett & Platt, Incorporated
(As Guarantor)	(As Issuer)

By:		By:	/S/ MICHAEL A. GLAUBER
	(Authorized Officer’s Signature)		(Authorized Officer’s Signature)

Michael A. Glauber, Senior Vice President
(Print Name and Title)	(Print Name and Title)

At the request of the registered owner, the Issuer shall promptly issue and deliver one or more separate note certificates evidencing each obligation evidenced by this Master Note. As of the date any such note certificate or certificates are issued, the obligations which are evidenced thereby shall no longer be evidenced by this Master Note.

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto

(Name, Address and Taxpayer Identification Number of Assignee)

the Master Note and all rights thereunder, hereby irrevocably constituting and appointing                                  Attorney to transfer said Master Note on the books of the Issuer with full power of substitution in the premises.

Dated:
(Signature)
Signature(s) Guaranteed:

NOTICE: The signature on this assignment must correspond with the name as written upon the face of this Master Note, in every particular, without alteration or enlargement or any change whatsoever.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

EXHIBIT B

CORPORATE COMMERCIAL PAPER PROGRAM: BOOK-ENTRY-ONLY

LETTER OF REPRESENTATIONS

[TO BE COMPLETED BY ISSUER, ISSUING AGENT, AND PAYING AGENT]

Leggett & Platt, Incorporated
[Name of Issuer]

The Chase Manhattan Bank, N.A. 1505
[Name and DTC Participant Number of Issuing Agent]

The Chase Manhattan Bank, N.A. 1505
[Name and DTC Participant Number of Paying Agent]

December 21, 1994
[Date]

The Depository Trust Company

55 Water Street - 49th Floor

New York, N.Y. 10041-0099

Attention: General Counsel’s Office

Re:	Leggett & Platt, Incorporated 4 (2)

Commercial Paper Program

DESCRIPTION OF PROGRAM INCLUDING REFERENCE TO THE PROVISION OF THE SECURITIES ACT OF 1933,

AS AMENDED, PURSUANT TO WHICH PROGRAM IS EXEMPT FROM REGISTRATION.

Ladies and Gentlemen:

The purpose of this letter is to set out certain matters relating to the issuance by Leggett & Platt, Incorporated (the “Issuer”) from time to time of notes under its commercial paper program described above (the “Notes”). The Chase Manhattan Bank, N.A. (the “Issuing Agent”) will act as the Issuer’s issuing agent. The Chase Manhattan Bank, N.A. (the “Paying Agent”) will act as the Issuer’s paying agent. Descriptions of the Notes and the program are contained in an information memorandum dated January 4, 1995, a copy of which has been provided to DTC. The Paying Agent has entered into a Commercial Paper Certificate Agreement with DTC dated as of September 11, 1990 pursuant to which the Paying Agent will act as custodian of a Master Note Certificate evidencing the Notes, when issued.

To induce The Depository Trust Company (“DTC”) to accept the Notes as eligible for deposit at DTC and to act in accordance with its Rules with respect to the Notes, the Issuer, the Issuing Agent, and the Paying Agent make the following representations to DTC:

1. For Notes to be issued at face value with interest to be added at maturity (“IAM Notes”), the Issuer or the Issuing Agent has obtained from the CUSIP Service Bureau a written list of approximately 900 nine-position CUSIP numbers (the basic first six positions of which are the same and uniquely identify the Issuer and the IAM Notes to be issued under its commercial paper program described above), and the Issuing Agent has delivered such list to DTC. The CUSIP numbers on such list have been reserved for assignment to issues of the IAM Notes. It is understood that a number on such list can be reassigned to an issue of the IAM Notes but not sooner than 39 months after the maturity of a prior issue of the IAM Notes to which the number was assigned. At any time when only 100 of the CUSIP numbers on such list remain, the Issuer or the Issuing Agent shall obtain from the CUSIP Service Bureau an additional written list, and the Issuing Agent shall deliver such list to DTC.

For Notes to be issued at a discount from the face value to be paid at maturity (“Discount Notes”), the Issuer or the Issuing Agent has obtained from the CUSIP Service Bureau a written list of two basic six-position CUSIP numbers (each of which uniquely identifies the Issuer and two years of maturity dates for the Discount Notes to be issued under its commercial paper program described above), an the Issuing Agent has delivered such list to DTC. The CUSIP numbers on such list have been reserved for assignment to issues of the Discount Notes based on the maturity year of the Discount Notes and will be perpetually reassignable in accordance with DTC’s Procedures, including the Final Plan for a Commercial Paper Program (the “Procedures”), a copy of which previously has been furnished to the Issuing Agent and the Paying Agent.

2. The IAM Notes shall be evidenced by an IAM Master Note Certificate in registered form registered in the name of DTC’s nominee, Cede & Co., and such Note Certificate shall represent 100% of the principal amount of the IAM Notes. The Discount Notes shall be evidenced by a Discount Master Note Certificate in registered form registered in the name of DTC’s nominee, Cede & Co., and such Note Certificate shall represent 100% of the principal amount of the Discount Notes. The Master Note Certificates for the Discount Notes and the IAM Notes shall in all material respects be in the form of the DTC model Discount Note or IAM Note, a copy of which previously has been furnished to the Issuing and Paying Agent.

3. The Issuer (a) understands that DTC has no obligation to, and will not, communicate to its Participants or any person having an interest in the Notes any information contained in the forms of Master Note Certificate and (b) acknowledges that neither DTC’s Participants nor any person having an interest in the Notes shall be deemed to have notice of the provisions of the Master Note Certificates by virtue of their submission to DTC.

4. Issuer recognizes that DTC does not in any way undertake to, and shall not have any responsibility to, monitor or ascertain the compliance of any transactions in the Securities with any exemptions from registration under the Securities Act or of any other state or federal securities laws.

5. When Notes are to be deposited with and distributed through DTC, the Issuing Agent shall give notice to the Paying Agent and delivery instructions to DTC in accordance with the Procedures. The giving of such delivery instructions to DTC shall constitute (a) a representation that the Notes are delivered, in connection with their issuance, upon payment or the promise to pay by the receivers of such deliveries and (b) a confirmation that a Master Note Certificate evidencing such Notes, in the form described in Paragraph 2, has been issued and authenticated.

6. At any time that the Paying Agent has Notes in its DTC account, it may request withdrawal of such Notes from DTC by giving a withdrawal instruction to DTC in accordance with the Procedures. Upon DTC’s acceptance of such withdrawal instruction, the Paying Agent shall reduce the principal amount of the Notes evidenced by the Master Note Certificate accordingly.

7. The Paying Agent shall confirm with DTC daily the aggregate principal amount of the Notes outstanding and the corresponding maturity proceeds by CUSIP number, in accordance with the Procedures.

8. Maturity payments on the Notes shall be made by the Paying Agent to DTC in accordance with the Procedures.

9. Notwithstanding anything set forth in any document relating to a letter of credit facility, neither DTC nor Cede & Co. shall have any obligations or responsibilities relating to the letter of credit facility, if any, unless such obligations or responsibilities are expressly set forth herein.

10. In the event the Issuer determines that beneficial owners of the Notes shall be able to obtain certificates evidencing the Notes (“Note certificates”), the Issuer or the Paying Agent shall notify DTC of the availability of Note certificates, and shall issue, transfer, and exchange Note certificates as required by DTC and others in appropriate amounts.

11. DTC may determine to discontinue providing its services as securities depository with respect to the Notes at any time by giving reasonable notice to the Issuer or the Paying Agent (at which time DTC shall confirm with the Paying Agent the aggregate principal amount of the Notes outstanding by CUSIP number). Under such circumstances, at DTC’s request, the Issuer or the Paying Agent shall cooperate with DTC in taking appropriate action to make available one or more separate Note certificates to any DTC Participant having Notes credited to its DTC account.

12. The Issuer authorizes DTC to provide the Issuing Agent or the Paying Agent listings of DTC Participants’ holdings with respect to the Notes from time to time at the request of the Issuing Agent or the Paying Agent. The Issuer authorizes the Issuing Agent and the Paying Agent to provide DTC with such signatures, exemplars of signatures, and authorizations to act as may be deemed necessary by DTC to permit DTC to discharge its obligations to DTC Participants and appropriate regulatory authorities.

13. Nothing herein shall be deemed to require the Issuing Agent or Paying Agent to advance funds on behalf of the Issuer.

Very truly yours,

Leggett & Platt, Incorporated
AS ISSUER

By:	/s/ Michael A. Glauber
AUTHORIZED OFFICER’S SIGNATURE

Michael A. Glauber, Senior Vice President
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The Chase Manhattan Bank, N.A.
AS ISSUING AGENT

By:	/s/ Noreen McKenna
AUTHORIZED OFFICER’S SIGNATURE

Noreen McKenna, Second Vice President
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The Chase Manhattan Bank, N.A.
AS PAYING AGENT

By:	/s/ Noreen McKenna
AUTHORIZED OFFICER’S SIGNATURE

Noreen McKenna, Second Vice President
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Received and Accepted:

THE DEPOSITORY TRUST COMPANY

By:	/s/ James McGreeney
AUTHORIZED OFFICER’S SIGNATURE

James McGreeney, Group Director
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